EXHIBIT 10.1
SECURITIES PURCHASE AGREEMENT
     THIS SECURITIES PURCHASE AGREEMENT (the “Agreement”), is made and entered into as of February 21, 2006, by and among Medwave, Inc. a Delaware corporation (the “Company”), and the undersigned prospective investor (the “Investor”).
1. PURCHASE AND SALE OF SHARES; CLOSING.
     1.1. Purchase and Sale of Shares and Warrants.
          (a) Subject to the terms and conditions of this Agreement, the Investor agrees to purchase from the Company and the Company agrees to issue and sell the number of shares (the “Shares”) of common stock of the Company, par value $0.01 per share (the “Common Stock”), and warrants to purchase that number of shares of Common Stock equal to 25% of the Shares, in the form of Exhibit A hereto (the “Warrants”), with each indicated on the Investor’s signature page to this Agreement and at the aggregate purchase price for such Investor indicated on the signature page hereto (the “Aggregate Purchase Price”).
          (b) The Investor shall pay the Aggregate Purchase Price by delivering immediately available good funds in United States Dollars by wire transfer no later than the Closing Date, as defined in Section 1.4(a) below, to the Company in accordance with the wire transfer instructions attached hereto as Exhibit B.
     1.2. Aggregate Number of Shares Offered. The Company is simultaneously entering into multiple agreements in substantially the same form as this Agreement with certain other investors (the “Other Investors”). Pursuant to this Agreement and the agreements with the Other Investors, the Company is selling an aggregate of up to 1,617,614 shares of Common Stock (the “Shares” and collectively with the Warrants, the “Securities”) at the purchase price per Security of $2.74 (the “Offering”).
     1.3. Binding Effect of this Agreement. The Investor acknowledges and agrees that this Agreement shall be binding upon the Investor upon the submission to the Company of the Investor’s signed counterpart signature page to this Agreement (the “Subscription”). The execution of this Agreement by the Investor or solicitation of the investment contemplated hereby shall create no obligation on the part of the Company to accept any Subscription, in part or in full, or complete the Offering. The Investor hereby acknowledges and agrees that the Subscription hereunder is irrevocable by the Investor, and that, except as required by law, the Investor is not entitled to cancel, terminate or revoke this Agreement or any agreements of the Investor hereunder and that if the Investor is an individual this Agreement shall survive the death or disability of the Investor and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns.
     1.4. Delivery of Shares at Closing.
          (a) The completion of the purchase and sale of the Securities (the “Closing”) shall occur, subject to the satisfaction or waiver of the conditions set forth in Section 1.5 and

Section 1.6 (other than those intended to be satisfied at Closing), at the offices of Goodwin Procter LLP, 53 State Street, Boston, Massachusetts 02109. The date upon which the Closing actually occurs is herein referred to as the “Closing Date” (which Closing Date shall be no later than February 21, 2006, unless such requirement is waived in writing by the Investor).
          (b) Prior to the Closing, the Company shall authorize its transfer agent to issue and the transfer agent shall issue to the Investor one or more stock certificates registered in the name of the Investor, or in such name of nominee(s) designated by the Investor in writing, representing the aggregate a number of Shares to be purchased by the Investor and the Company shall issue to the Investor Warrants to purchase the applicable number of Warrant Shares (as defined below).
     1.5. Conditions to the Company’s Obligation to Complete Purchase and Sale. Upon acceptance of the Subscription, the Company’s obligation to issue and sell the Securities to the Investor at Closing is subject to the satisfaction, on or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing the Investor with prior written notice thereof:
          (a) Payment of Aggregate Purchase Price. The Investor shall make payment to the Company by wire transfer of the Aggregate Purchase Price in accordance with Section 1.1(b); and
          (b) Representations and Warranties; Covenants. The representations and warranties of the Investor set forth in Article 3 hereof shall be true and correct as of the date hereof and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date (which shall be true and correct as of such date)), and the Investor shall have performed, satisfied and complied with in all material respects the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Investor on or prior to the Closing Date.
     1.6. Conditions to the Investor’s Obligation to Complete Purchase and Sale. The obligation of the Investor hereunder to purchase the Securities from the Company at the Closing is subject to the satisfaction, on or before the Closing Date, of each of the following conditions, provided that these conditions are for the Investor’s sole benefit and may be waived by the Investor at any time in its sole discretion by providing the Company with prior written notice thereof:
          (a) Delivery of Securities. The Company shall have delivered to the Investor the Shares and the Warrants, each registered in the name of the Investor.
          (b) Opinion of Counsel. Receipt by the Investors of an opinion letter of Goodwin Procter LLP, counsel to the Company, dated the Closing Date, in substantially the form attached hereto as Exhibit C;
          (c) Representations and Warranties; Covenants. The representations and warranties of the Company set forth in Article 2 hereof shall be true and correct in all material respects as of the date hereof and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date (which shall be true and correct in all material respects as of such date)), and the Company shall have performed, satisfied and complied with in all material respects the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company on or prior to the Closing Date;
     (d) Officer’s Certificate. The Company shall have delivered a certificate, dated the Closing Date, duly executed on behalf of the Company by its Chief Executive Officer to the effect set forth in clause (c) above;
     (e) Secretary’s Certificate. The Company shall have delivered a certificate, dated the Closing Date, duly executed by its Secretary or Assistant Secretary or other appropriate officer, certifying that the attached copies of the Company’s Certificate of Incorporation, by-laws and the resolutions of the Board of Directors or Executive Committee of the Board of Directors approving this Agreement and the transactions contemplated hereby, are all true, complete and correct and remain unamended and in full force and effect;
     (f) No Litigation. On the Closing Date, no legal action, suit or proceeding shall be pending or overtly threatened which seeks to restrain or prohibit the transactions contemplated by this Agreement.
     (g) No Legal Prohibition. No statute, rule, regulation, executive order, decree, ruling, injunction, action or proceeding shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby, which restricts or prohibits the consummation of any of the transactions contemplated by this Agreement.
     (h) No Material Adverse Change. There shall have been no material adverse changes and no material adverse developments in the business, properties, operations, condition (financial or otherwise) or results of operations of the Company and its Subsidiaries, taken as a whole, since the date hereof.
     (i) NASDAQ Listing. The Company shall: (i) if required, prepare and file with the NASDAQ Stock Market a listing application covering the Shares and Warrant Shares, (ii) use its commercially reasonable best efforts to take all steps necessary to cause such shares to be approved for listing on the NASDAQ Stock Market as soon as possible thereafter, (iii) notify the Investor upon such listing, and (iv) use its commercially reasonable best efforts to maintain the listing of the Common Stock on the NASDAQ Stock Market.
     (j) Closing Date. The Closing Date must occur on or before February 21, 2006.
2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.
     Except as set forth in the SEC Documents (as defined below), the Company hereby represents and warrants to the Investor as follows:

     2.1. Subsidiaries. The Company has no direct or indirect subsidiaries (as defined by Rule 405 under the Securities Act of 1933, as amended (the “Securities Act”) other than as specified in the SEC Documents (the “Subsidiaries”).
     2.2. Organization and Qualification. The Company and each of its Subsidiaries is duly organized and validly existing and is in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), except where the failure to be in good standing would not have a material adverse effect upon the business, assets, financial condition or results of operation of the Company and its Subsidiaries taken as a whole (a “Material Adverse Effect”). The Company and each of its Subsidiaries has full corporate power and authority to own, operate and occupy its properties and to conduct its business as presently conducted and is registered or qualified to do business and in good standing in each jurisdiction in which it owns or leases property or transacts business and where the failure to be so qualified would have a Material Adverse Effect, and to the Company’s knowledge, no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.
     2.3. Due Authorization. The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement. This Agreement and the Warrants have been duly authorized and validly executed and delivered by the Company and, assuming due authorization, execution and delivery by the other party hereto, constitutes a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) to the extent rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, (ii) enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and (iii) enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
     2.4. Non-Contravention. The execution and delivery of this Agreement, the issuance, sale and delivery of the Securities to be sold by the Company under this Agreement, the performance by the Company of its obligations under this Agreement, the Warrants and/or the consummation of the transactions contemplated hereby will not (A) conflict with, result in the breach or violation of, or constitute (with or without the giving of notice or the passage of time or both) a violation of, or default under, (i) any material bond, debenture, note or other evidence of indebtedness, or under any material lease, license, franchise, permit, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company is a party or by which it or its properties may be bound or affected, (ii) the Certificate of Incorporation or by-laws of the Company or any of its Subsidiaries, or (iii) any statute or law, judgment, decree, rule, regulation, ordinance or order of any court or governmental or regulatory body, governmental agency, arbitration panel or authority applicable to the Company, any of its Subsidiaries or their respective properties, except in the case of clauses (i) or (iii) for such conflicts, breaches, violations or defaults that would not be likely to result in a Material Adverse Effect, or (B) result in the creation or imposition of any lien, encumbrance, claim, security interest or restriction whatsoever upon any of the material properties or assets of the Company or any of its Subsidiaries or an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any material bond, debenture, note or any other evidence of indebtedness or any material indenture, mortgage, deed of trust or any other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject. No consent, approval, authorization or other order of, or registration, qualification or filing with, any court, regulatory body, administrative agency, self-regulatory organization, stock exchange or market, or other governmental body is required for the execution and delivery of this Agreement, the valid issuance, sale and delivery of the Securities to be sold pursuant to this Agreement other than such as have been made or obtained, or for any securities filings required to be made under federal or state securities laws applicable to the Offering.
     2.5. Reporting Status. The Company has filed all documents that the Company was required to file under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), since January 1, 2003 (the “SEC Documents”). The SEC Documents complied as to form in all material respects with the Securities and Exchange Commission’s (the “SEC”) requirements as of their respective filing dates, and the information contained therein as of the date thereof did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except to the extent that information contained in any such document has been revised or superseded by a later filed SEC Document.
     2.6. Capitalization. Immediately prior to the Closing, the authorized capital stock of the Company consists of 50,000,000 shares of Common Stock, $0.01 par value per share of which 11,475,416 shares are issued and outstanding at the close of business on January 31, 2006.
All subscriptions, warrants, options, convertible securities, and other rights (contingent or other) to purchase or otherwise acquire equity securities of the Company issued and outstanding as of February 21, 2006, or contracts, commitments, understandings, or arrangements by which the Company or any of its Subsidiaries is or may be obligated to issue shares of Common Stock, or securities or rights convertible or exchangeable for shares of Common Stock, are as set forth in the SEC Documents. Except as set forth in the SEC Documents, or as a result of exercises of stock options pursuant to the Company’s stock option and incentive plan, no Common Stock nor any subscription, warrant, option, convertible security, or other right (contingent or other) to purchase or otherwise acquire equity securities of the Company is outstanding on the Closing Date. The issued and outstanding shares of the Company’s capital stock have been duly authorized and validly issued, are fully paid and nonassessable, have been issued in compliance with all applicable federal and state securities laws, and were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities. No holder of Common Stock is entitled to preemptive or similar rights. The Securities to be sold pursuant to the Agreements have been duly and validly authorized, and when issued and paid for in accordance with the Agreements and the Warrants, the Shares and the shares of Common Stock issuable upon exercise of the Warrants (the “Warrant Shares”) will be duly authorized and validly issued, fully paid and nonassessable, subject to no pledge, lien, claim, restriction or encumbrance (except for any such pledge, lien, claim, restriction or encumbrance created, directly or indirectly, by the Investor). No further approval or authority of the stockholders or the Board of Directors of the Company will be required for the issuance and sale of the Shares or the Warrant Shares contemplated herein. No stockholder of the Company has any right to require the Company to register the sale of any shares owned by the stockholder under the Securities Act in the Registration Statement (as defined in Section 5.1(a)) (other than rights which have been waived or otherwise will be ineffective with respect to the Shares pursuant to the Registration Statement).
     2.7. Legal Proceedings. Except as disclosed in the SEC Documents, there is no action, suit or proceeding before any court, governmental agency or body, domestic or foreign, now pending or, to the actual knowledge of the Company or any of its Subsidiaries, threatened in writing against the Company or its Subsidiaries wherein an unfavorable decision, ruling or finding would reasonably be expected to materially adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under this Agreement.
     2.8. No Violations. Neither the Company nor any of its Subsidiaries is in violation of its respective Certificate of Incorporation or by-laws, or is in violation of any statute or law, judgment, decree, rule, regulation, ordinance or order of any court or governmental or regulatory body, governmental agency, arbitration panel or authority applicable to the Company or any of its Subsidiaries, which violation, individually or in the aggregate, would be reasonably likely to have a Material Adverse Effect, or is in default (and there exists no condition which, with or without the passage of time or giving of notice or both, would constitute a default) in any material respect in the performance of any bond, debenture, note or any other evidence of indebtedness in any indenture, mortgage, deed of trust or any other material agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or by which the properties of the Company are bound, which would be reasonably likely to have a Material Adverse Effect.
     2.9. Governmental Permits, Etc. The Company and its Subsidiaries possess all necessary franchises, licenses, certificates and other authorizations from any foreign, federal, state or local government or governmental agency, department or body that are currently necessary for the operation of their respective business as currently conducted, except where such failure to possess could not reasonably be expected to have a Material Adverse Effect. The Company has not received any written notice of proceedings relating to the revocation or modification of any such permit which, if the subject of an unfavorable decision, ruling or finding, could reasonably be expected to have a Material Adverse Effect.
     2.10. Intellectual Property. The Company and its Subsidiaries own or possess sufficient rights to use all patents, patent rights, trademarks, copyrights, licenses, inventions, trade secrets, trade names and know-how that are currently necessary for the conduct of their respective businesses as now conducted (the “Company Intellectual Property”), except where the failure to own or possess would not have a Material Adverse Effect. Except as set forth in the SEC Documents, (i) neither the Company nor any of its Subsidiaries has received any written notice of, or has any actual knowledge of, any infringement or other violation by the Company or its Subsidiaries of intellectual property rights of any third party that, individually or in the aggregate, would have a Material Adverse Effect and (ii) neither the Company nor any of its Subsidiaries has received any written notice of any infringement by a third party of any Company Intellectual Property that, individually or in the aggregate, would have a Material Adverse Effect. There is no pending or, to the Company’s knowledge, threatened (in writing) action, suit, proceeding or claim by others challenging the validity of scope of any Company Intellectual Property, other than actions, suits, proceedings and claims which would not reasonably be expected to have a Material Adverse Effect.

     2.11. Financial Statements. The consolidated financial statements of the Company and its Subsidiaries and the related notes thereto included in the SEC Documents present fairly and accurately in all material respects, the financial position of the Company as of the dates indicated and the results of its operations and cash flows for the periods therein specified subject, in the case of unaudited statements, to normal year-end audit adjustments. Except as set forth in such financial statements (or the notes thereto), such financial statements (including the related notes) comply as to form in all material respects with applicable rules and regulations of the SEC and have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis throughout the periods therein specified. The financial statements referred to in this Section 2.11 contain all certifications and statements required by Rule 13a-14 or 15d-14 under the Exchange Act, or 18 U.S.C. Section 1350 (Sections 302 and 906 of the Sarbanes-Oxley Act of 2002) with respect to the report relating thereto.
     2.12. No Material Adverse Change. Except as the Company may have publicly disclosed (and then solely to the extent so disclosed) in the SEC Documents, press releases or in other “public disclosures” as such term is defined in Section 101(e) of Regulation FD of the Exchange Act, in each case, filed or made through and including the date hereof, since September 30, 2005 there has not been (i) any material adverse change in the business, assets, financial condition or results of operation of the Company and its Subsidiaries, taken as a whole (ii) any obligation, direct or contingent, that is material to the Company and its Subsidiaries taken as a whole, incurred by the Company or any of its Subsidiaries, except obligations incurred in the ordinary course of business, (iii) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company; or (iv) any loss or damage (whether or not insured) to the physical property of the Company or any of its Subsidiaries which has been sustained which has had a Material Adverse Effect.
     2.13. Nasdaq Compliance. The Common Stock is registered pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is quoted on the Nasdaq Capital Market (the “Nasdaq Stock Market”), and the Company has taken no action intended to terminate the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the Nasdaq Stock Market. Assuming the accuracy of the Investor’s representations hereunder, the issuance of the Securities does not require shareholder approval, including, without limitation, pursuant to Nasdaq Marketplace Rule 4530(i). The Company is currently in compliance with all rules of the National Association of Securities Dealers, Inc. and Nasdaq Market rules necessary for the continued quotation of the Company’s Common Stock on the Nasdaq Stock Market, and to the Company’s knowledge, Nasdaq currently is not contemplating terminating such quotation.
     2.14. No Manipulation of Stock. The Company has not taken and will not, in violation of applicable law, take, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Securities.

     2.15. Insurance. The Company maintains and will continue to maintain insurance against loss or damage by fire or other casualty and such other insurance, including, but not limited to, product liability insurance, in such amounts and covering such risks as is believed to be prudent and customary, consistent with industry practice for the conduct of its and its Subsidiaries’ respective businesses and the value of their respective properties.
     2.16. Tax Matters. The Company and each of its Subsidiaries has timely filed all federal, state, local and foreign income and franchise and other tax returns required to be filed by any jurisdiction to which it is subject and has paid all taxes due in accordance therewith, except where the failure to so timely file or pay would not be likely to result in a Material Adverse Effect, and no tax deficiency has been determined adversely to the Company or any of its Subsidiaries which has had, nor does the Company or any of its Subsidiaries have any knowledge of any tax deficiency which, if determined adversely to the Company or any of its Subsidiaries, would reasonably be expected to have, a Material Adverse Effect.
     2.17. Investment Company. The Company is not an “investment company” within the meaning of such term under the Investment Company Act of 1940 and the rules and regulations of the SEC thereunder.
     2.18. No Registration, Integration, etc. Assuming (i) the accuracy of the representations and warranties made by, and compliance with the covenants of, the Investor in Article 3 hereof and of all other Investors in their respective Stock Purchase Agreements, and (ii) that the Placement Agent (as defined in Section 3.9), has conducted all of its activities in relation to the Offering in a manner permitted by all applicable Federal and state securities or other applicable laws and in a manner consistent with the Company’s ability to rely upon the exemption from registration provided by Regulation D and Section 4(2) of the Securities Act, no registration of the Securities under the Securities Act is required in connection with the offer and sale of the Securities by the Company to the Investors as contemplated by this Agreement.
     2.19. Off-Balance Sheet Arrangements. There is no transaction, arrangement or other relationship between the Company and an unconsolidated or other off-balance sheet entity that is required to be disclosed by the Company in its SEC Documents that is not so disclosed.
     2.20. Transactions With Affiliates and Employees. Except as disclosed in the SEC Documents, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.
     2.21. Foreign Corrupt Practices. Neither the Company nor its Subsidiaries, to the knowledge of the Company, any director, officer, agent, employee or other Person acting on behalf of the Company or its Subsidiaries has, in the course of its actions for, or on behalf of, the Company or any of its Subsidiaries (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.
     2.22. Disclosure. The Company understands and confirms that the Investor will rely on the foregoing representations and covenants in effecting transactions in the securities of the Company. All disclosure provided to the Investor regarding the Company, its business and the transactions contemplated hereby furnished by or on behalf of the Company are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.
     2.23. Placement Agent. The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or brokers’ commission (other than for persons engaged by an Investor or its investment advisor) relating to or arising out of the transactions contemplated by the Agreements. The Company shall pay, and hold the Investor harmless against, any liability, loss or expense (including, without limitation, attorney’s fees and out-of-pocket expenses) arising in connection with any claims relating to placement agent fees, financial advisory fees or brokers’ commission. Other than the Placement Agent, the Company has not engaged any placement agent or other agent in connection with the sale of the Shares.
     2.24. Non-Public Information. The Company has not disclosed to the Investor information that would constitute material non-public information as of the Closing Date other than the existence of the transaction contemplated hereby.
3. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE INVESTOR.
The Investor represents, warrants and covenants to the Company as follows:
     3.1. Securities Law Representations and Warranties.
          (a) The Investor (i) is an “accredited investor” as defined in Regulation D under the Securities Act, (ii) has the knowledge, sophistication and experience necessary to make, and is qualified to make decisions with respect to, investments in securities presenting an investment decision like that involved in the purchase of investments in securities issued by the Company and investments in comparable companies, (iii) can bear the economic risk of a total loss of its investment in the Securities and (iv) has requested, received, reviewed and considered all information it deemed relevant in making an informed decision to purchase the Securities;
          (b) The Investor is acquiring the Securities for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof;
          (c) The Investor was not organized for the specific purpose of acquiring the Securities;

          (d) The Investor will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Securities except in compliance with the Securities Act, applicable state securities laws and the respective rules and regulations promulgated thereunder;
          (e) The Investor understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of the United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Investor’s compliance with, representations, warranties, agreements, acknowledgements and understandings of the Investor set forth herein in order to determine the availability of such exemptions and the eligibility of the Investor to acquire the Securities;
          (f) The Investor understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of an investment in the Securities nor have such authorities passed upon or endorsed the merits of the Offering;
          (g) The Investor acknowledges that the Company has represented that no action has been or will be taken in any jurisdiction outside the United States by the Company that would permit an offering of the Securities, or possession or distribution of offering materials in connection with the issue of the Securities, in any jurisdiction outside the United States where action for that purpose is required. If the Investor is located or domiciled outside the United States it agrees to comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Securities or has in its possession or distributes any offering material, in all cases at its own expense;
          (h) The Investor has been furnished with all materials relating to the business, financial condition, results of operations, properties, management, operations and prospects of the Company and its Subsidiaries, including matters referred to in the materials relating to the terms and conditions of the offer and sale of the Securities which have been requested by the Investor. The Investor has been afforded the opportunity to ask questions of the Company and has received answers from an authorized representative of the Company which are satisfactory to the Investor. Notwithstanding the foregoing, in entering into this Agreement, the Investor represents that it is relying solely on the SEC Documents, representations, warranties, covenants and agreements set forth in this Agreement, which document supersedes and replaces any other written or oral information communicated to the Investor; and
          (i) The Investor has independently evaluated the merits of its decision to purchase Securities pursuant to this Agreement.
     3.2. Legends.
          (a) The Investor understands that, until the end of the applicable holding period under Rule 144(k) of the Securities Act (or any successor provision) with respect to the Securities, any certificate representing the Shares, the Warrant or the Warrant Shares shall bear a legend in substantially the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN EXEMPTION THEREFROM.
The legend set forth above shall be removed (i) if the Shares, the Warrants or the Warrant Shares have been resold or transferred pursuant to the Registration Statement contemplated by Section 5 and the Registration Statement was effective at the time of such transfer, (ii) if, in connection with a sale transaction, such holder provides the Company with an opinion of counsel reasonably acceptable to the Company to the effect that a public sale, assignment or transfer of the Shares, the Warrants, or the Warrant Shares, as applicable may be made without registration under the Securities Act, or (iii) upon expiration of the applicable two-year holding period under Rule 144(k) of the Securities Act (or any successor rule); provided that the Investor is not and has not been within three months prior to such date, an “affiliate” of the Company (as such term is defined in Rule 144 of the Securities Act). The Company may make a notation on its records and/or provide instruction to its transfer agent regarding the Company’s stock transfer records, consistent with the provisions of this Section 3.2.
          (b) The Investor understands that, in the event Rule 144(k) as promulgated under the Securities Act (or any successor rule) is amended to change the two-year period under Rule 144(k) (or the corresponding period under any successor rule), (i) each reference in this Section 3.2 of this Agreement to “two years” or the “two-year period” shall be deemed for all purposes of this Agreement to be references to such changed period, and (ii) all corresponding references in the Securities shall be deemed for all purposes to be references to the changed period, provided that such changes shall not become effective if they are otherwise prohibited by, or would otherwise cause a violation of, the then-applicable federal securities laws.
     3.3. Authorization; Enforcement; Validity. The Investor has full right, power, authority and capacity (corporate, statutory or otherwise) to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement. This Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except (i) to the extent rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, (ii) enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and (iii) enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
     3.4. Certain Trading Limitations. The Investor (i) represents that on and from the date the Investor first became aware of the Offering until the date hereof he, she or it has not and (ii) covenants that for the period commencing on the date hereof and ending on the public announcement of the Offering he, she or it will not, nor will any affiliates, engage in any hedging or other transaction which is designed to or could reasonably be expected to lead to or result in, or be characterized as, a sale, an offer to sell, a solicitation of offers to buy, disposition of, loan, pledge or grant of any right with respect to (collectively, a “Disposition”) the Common Stock of the Company by the Investor or any other person or entity in violation of the Securities Act. Such prohibited hedging or other transactions would include without limitation effecting any short sale or having in effect any short position (whether or not such sale or position is against the box and regardless of when such position was entered into) or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to the Common Stock of the Company or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the Common Stock of the Company.
     3.5. No Sale of Securities. The Investor hereby covenants with the Company not to make any sale of the Securities without (i) complying with the provisions of this Agreement, including Section 5.3 hereof or (ii) satisfying the requirements of the Securities Act and the rules and regulations promulgated thereunder, including, without limitation, causing the prospectus delivery requirement under the Securities Act to be satisfied, if applicable. The Investor acknowledges that there may occasionally be times when the Company, based on the advice of its counsel, determines that, subject to the limitations of Section 5.3, it must suspend the use of the prospectus forming a part of the Registration Statement until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the SEC or until the Company has amended or supplemented such prospectus.
     3.6. Registration Questionnaire. The Investor has completed or caused to be completed the Registration Questionnaire attached hereto as Exhibit D (or has otherwise provided in a written form the information requested in such Registration Questionnaire) and the signature page hereto, each for use in preparation of the Registration Statement, and the information contained in such completed Registration Questionnaire (or such other form provided by the Investor) and on such signature page are true and correct in all material respects as of the date of this Agreement and will be true and correct as of the effective date of the Registration Statement; provided that the Investor shall be entitled to update such information by providing written notice thereof to the Company prior to the effective date of the Registration Statement.
     3.7. No Advice. The Investor understands that nothing in this Agreement or any other materials presented to the Investor in connection with the purchase and sale of the Securities constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Securities.
     3.8. NASD Compliance. The Investor acknowledges that if it is a Registered Representative (as defined by the NASD) of a National Association of Securities Dealers (“NASD”) member firm, the Investor must give such firm the notice required by the NASD’s Rules of Fair Practice, receipt of which must be acknowledged by such firm on the signature page hereof.

     3.9. Placement Agent Fees. The Investor acknowledges that (i) the Company has engaged and authorized Canaccord Adams, Inc. referred to herein as the “Placement Agent”) in connection with the Offering and the transactions contemplated by this Agreement, (ii) the Company shall pay the Placement Agent a commission and reimburse the Placement Agent’s expenses and the Company shall indemnify and hold harmless the Investor from and against all fees, commissions or other payments owing by the Company to the Placement Agent or any other person or firm acting on behalf of the Company hereunder and (iii) registered representatives of the Placement Agent and/or its designees (including, without limitation, registered representatives of the Placement Agent and/or their designees who may participate in the Offering and sale of the securities sold in the Offering) may be paid a portion of the commissions paid to the Placement Agent.
     3.10. Treatment of Non-Public Information. The Investor agrees (a) to hold the existence, terms and conditions of the Offering in confidence and not to use or disclose the same to any other person until such time as the Company files with the SEC a Current Report on Form 8-K disclosing the Offering or publicly announces the Offering, and (b) to hold certain other matters disclosed to it by the Company in confidence and not to disclose the same to any other person until such time as the Company files with the SEC a report publicly disclosing such information, in accordance with the terms of the Confidentiality and Nondisclosure Agreement previously entered into between the Company and the Investor.
     3.11. SEC Reports. The Investor has reviewed copies of the Company’s Annual Report on Form 10-K for the year ended September 30, 2005 (and any amendments thereto), the Company’s Proxy Statement for its 2006 Annual Meeting of Shareholders, (and any amendments thereto) and each of the Company’s Current Reports on Form 8-K, if any, filed since September 30, 2005 (and any amendments thereto).
4. COVENANTS.
     4.1. Trading Market. The Company shall use commercially reasonable best efforts to comply with all requirements of the Nasdaq Stock Market with respect to the issuance, listing and quotation of the Securities and the continued listing and quotation of its Common Stock (including the Shares and the Warrant Shares). The Company agrees that if the Company applies to have its Common Stock traded on any other trading market, it will use commercially reasonable efforts to cause the Shares and the Warrant Shares to be listed or quoted on such other trading market.
     4.2. Certain Future Financings and Related Actions. Without the prior consent of the Investor, the Company shall not cause the Offering to be integrated with prior offerings by the Company in a manner that would require the registration under the Securities Act of the sale of the Securities to the Investor or in a manner that would require stockholder approval of the sale of the Securities to the Investor.
     4.3. Public Disclosure. The Company will not issue any public statement, press release or any other public disclosure listing the Investor as one of the purchasers hereunder without the Investor’s prior written consent, except as may be required by applicable law, rule or regulation, or rules of the Nasdaq Stock Market or any exchange on which the Company’s securities are listed. The Investor hereby consents to the issuance by the Company of a press release announcing the transaction in the form of Exhibit E hereto.

     4.4. Use of Proceeds. The Company will use the net proceeds from the sale of the Securities pursuant to this Agreement for general corporate purposes and/or acquisitions.
     4.5. Prospectus Delivery Requirements. Investor covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with the sales of Registrable Securities, as defined in Section 5.1.

5.	REGISTRATION OF SHARES AND WARRANT SHARES AND COMPLIANCE WITH THE SECURITIES ACT.
     5.1. Registration Procedures and Expenses. The Company shall:
          (a) subject to receipt of necessary information from the Investors, including the information requested in the Registration Statement Questionnaire, prepare and file with the SEC on or prior to the 30th calendar day following the Closing Date hereof a registration statement (the “Registration Statement”) on Form S-1 (or such other form as may be required) to enable the resale by the Investor on a delayed or continuous basis under Rule 415 of the Securities Act of the Shares and the Warrant Shares and any shares of Common Stock issued or issuable in respect of the Shares and the Warrant Shares by virtue of any stock split, stock dividend, recapitalization or similar event (the “Registerable Securities”);
          (b) use commercially reasonable best efforts, subject to receipt of necessary information from the Investor, including the information requested in the Registration Statement Questionnaire, to cause the Registration Statement to become effective within 90 calendar days after the Closing Date, and in any event shall cause the Registration Statement to become effective within one hundred and twenty (120) calendar days after the Closing Date (the “Required Effectiveness Date”);
          (c) as expeditiously as practicable, prepare and file with the SEC such amendments and supplements to the Registration Statement and the Prospectus (as defined in Section 5.4 below) used in connection therewith and take all such other actions as may be necessary to keep the Registration Statement current and effective for a period (the “Registration Period”) not exceeding, with respect to the Registrable Securities, the earlier of (i) the date on which all Registrable Securities then held by the Investor may be sold or transferred in compliance with Rule 144 under the Securities Act (or any other similar provisions then in force) without any volume or manner of sale restrictions thereunder, or (ii) such time as all Registrable Securities held by the Investor have been sold (A) pursuant to a registration statement, (B) to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (C) in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale;
          (d) promptly furnish to the Investor with respect to the Registrable Securities registered under the Registration Statement such reasonable number of copies of the Prospectus as the Investor may request, including any supplements to or amendments to the Prospectus, in order to facilitate the public sale or other disposition of all or any of the Registrable Securities by the Investor;

          (e) promptly take such action as may be necessary to qualify, or obtain, an exemption for the Registrable Securities under such of the state securities laws of United States jurisdictions as shall be necessary to qualify, or obtain an exemption for, the sale of the Registrable Securities in states specified in writing by the Investor; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented, subject itself to general taxation in any such jurisdiction or provide any undertakings that cause the Company undue expense or burden;
          (f) bear all expenses in connection with the procedures in paragraphs (a) through (e) and (g) of this Section 5.1 and the registration of the Registrable Securities pursuant to the Registration Statement, regardless of whether a Registration Statement becomes effective, including without limitation: (i) all registration and filing fees and expenses (including filings made with Nasdaq Stock Market); (ii) fees and expenses of compliance with federal securities and state “blue sky” or securities laws; (iii) expenses of printing (including printing certificates for the Registrable Securities and Prospectuses); (iv) all application and filing fees, if any, in connection with listing of the Registrable Securities with the Nasdaq Stock Market; and (v) all fees and disbursements of counsel of the Company and independent certified public accountants of the Company; provided, however, that the Investor shall be responsible for paying the underwriting commissions or brokerage fees, and taxes of any kind (including, without limitation, transfer taxes) applicable to any disposition, sale or transfer of the Investor’s Registrable Securities. The Company shall, in any event, bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties);
          (g) advise the Investor promptly, but in any event within two business days by e-mail, fax or other type of communication, and, if requested by such person, confirm such advice in writing: (i) after it shall receive notice or obtain knowledge of the issuance of any stop order by the SEC delaying or suspending the effectiveness of the Registration Statement or of the initiation or threat of any proceeding for that purpose, or any other order issued by any state securities commission or other regulatory authority suspending the qualification or exemption from qualification of such Registrable Securities under state securities or “blue sky” laws; and it will promptly use its commercially reasonable efforts to prevent the issuance of any stop order or other order or to obtain its withdrawal at the earliest possible moment if such stop order or other order should be issued; (ii) when the Prospectus or any supplements to or amendments of the Prospectus have been filed, and, with respect to the Registration Statement or any post-effective amendment thereto, when the same has become effective; and (iii) when the SEC notifies the Company whether there will be a “review” of such Registration Statement and whenever the SEC comments in writing on such Registration Statement (the Company shall provide true and complete copies thereof and all written responses thereto to the Investor that pertain to the Investor as a Selling Stockholder or to the Plan of Distribution, but not information which the Company believes would constitute material and non-public information);

          (h) except if otherwise required pursuant to written comments received from the SEC upon a review of such Registration Statement, include in the Registration Statement the “Plan of Distribution” attached hereto as Exhibit F;
          (i) unless otherwise agreed to by holders of a majority of the Registrable Securities held by the Investor and all Other Investors, neither the Company nor any of its securities holders may include securities of the Company (other than the Registerable Securities) in any Registration Statement filed pursuant to this Agreement and the Company shall not after the date hereof enter into any agreement in contravention of the foregoing;
          (j) if at any time during the Registration Period, there is not one or more effective Registration Statements covering the resale of all Registrable Securities and the Company shall determine to prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than of Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to the Investor written notice of such determination and if, within 20 days after receipt of such notice the Investor shall so request in writing, the Company shall include in such registration statement those Registrable Securities requested by the Investor to be so included and which are not otherwise covered by one or more effective Registration Statements;
          (k) not less than three business days prior to the filing of the Registration Statement or any related Prospectus or any amendment or supplement thereto, the Company shall furnish to the Investor copies of the “Selling Stockholders” section of such document, the “Plan of Distribution,” any risk factor contained in such document that addresses specifically this transaction or the Selling Stockholders, as proposed to be filed, which documents will be subject to the review and comment of the Investor and its counsel; provided that, the failure of any Investor or his, her or its counsel to respond to such proposed documents within five business days after receipt thereof shall be deemed approval of same; and provided, further, that no such review and comment shall inhibit the Company from filing the Registration Statement or otherwise from complying with its obligations hereunder;
          (l) respond as promptly as practicable, but in any event within ten business days, to any comments received from the SEC with respect to each Registration Statement or any amendment thereto and, as promptly as practicable provide the Investor true and complete copies of all correspondence from and to the SEC relating to such Registration Statement that would not result in the disclosure to the Investor of material and non-public information concerning the Company;
          (m) comply in all material respects with the provisions of the Securities Act, the Exchange Act and all rules of the SEC promulgated thereunder with respect to the Registration Statements and the disposition of all Registrable Securities covered by each Registration Statement;

          (n) File with the SEC a request for acceleration in accordance with Rule 461 promulgated under the Securities Act within five (5) trading days after the date that the Company is notified (orally or in writing (whichever is earlier)) by the SEC that the Registration Statement will not be reviewed or be subject to further review;
          (o) Take all other steps necessary to effect the registration of the Registrable Securities;
          (p) cooperate with the Investor to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to the Registration Statements, which certificates shall be free of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as the Investor may request; provided, that, the delivery of such certificates shall be subject to the payment by the Investor of any transfer taxes, if applicable; and
          (q) file a Form D with respect to the Shares and the Warrants as required under Regulation D.
     5.2. Delay in Effectiveness of Registration Statement. In the event the Registration Statement is not declared effective by the Required Effectiveness Date in accordance with Section 5.1(b), the Company shall pay in cash to the Investor liquidated damages in the amount of 2.0% of the Aggregate Purchase Price per month thereafter (pro rata for any portion thereof) until the earlier of (i) the date on which the Registration Statement is first declared effective by the SEC or (ii) the second anniversary of the Closing Date, any such payments to be made monthly in arrears.
     5.3. Transfer of Registerable Securities; Suspension.
          (a) The Investor agrees that it will not effect any Disposition of the Registrable Securities or its right to purchase the Registrable Securities that would constitute a sale within the meaning of the Securities Act, except as contemplated in the Registration Statement referred to in Section 5.1 or in accordance with the Securities Act, and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement or the Registration Statement Questionnaire regarding the Investor. The Company shall not be required to include any Registerable Securities held by the Investor in the Registration Statement if the Investor fails to complete, or update as needed, the Registration Statement Questionnaire or provide the information requested in such Registration Statement Questionnaire in accordance with this Section 5.3.
          (b) Except in the event that paragraph (c) below applies, the Company shall use its best efforts to, at all times during the Registration Period, promptly (i) prepare and file from time to time with the SEC a post-effective amendment to the Registration Statement or a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading, and so that, as thereafter delivered to purchasers of the Registrable Securities being sold thereunder, such

Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) provide the Investor copies of any documents filed pursuant to Section 5.3(b)(i); and (iii)inform the Investor that the Company has complied with its obligations in Section 5.3(b)(i) (or that, if the Company has filed a post-effective amendment to the Registration Statement which has not yet been declared effective, the Company will notify the Investor to that effect, will use its best efforts to secure the effectiveness of such post-effective amendment as promptly as possible and will promptly notify the Investor pursuant to Section 5.3(b)(iii) hereof when the amendment has become effective).
          (c) In the event of (i) any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to a Registration Statement or related Prospectus or for additional information; (ii) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose; (iii) the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; or (iv) any event or circumstance which necessitates the making of any changes in the Registration Statement or Prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (a “Subsection IV Event”), then the Company shall deliver a notice in writing to the Investor (the “Suspension Notice”) to the effect of the foregoing and, upon receipt of such Suspension Notice, the Investor will refrain from selling any Registrable Securities pursuant to the Registration Statement (a “Suspension”) until the Investor’s receipt of copies of a supplemented or amended Prospectus prepared and filed by the Company, or until it is advised in writing by the Company that the current Prospectus may be used. In the event of any Suspension, the Company will use its commercially reasonable efforts, consistent with the best interests of the Company and its stockholders, to cause the use of the Prospectus so suspended to be resumed as soon as reasonably practicable after the delivery of a Suspension Notice to the Investor. In the event of any Suspension (an “Event”), the Company shall pay in cash to the Investor liquidated damages in the amount of 2.0% of the Aggregate Purchase Price per month thereafter (pro rata for any portion thereof) until the earlier of (i) the first date after such Event on which the Investor either receives copies of a supplemented or amended Prospectus prepared and filed by the Company or is advised in writing by the Company that the current Prospectus may be used, or (ii) the second anniversary of the Closing Date, any such payments to be made monthly in arrears; provided, however, that the foregoing payment shall not apply to any Suspension due to a potential merger, consolidation or other acquisition transaction or entry by the Company into an agreement that causes a Subsection IV Event, provided that the preceding exclusion from the foregoing provision providing for the payment of liquidated damages upon the occurrence of an Event shall negate the payment of liquidated damages that otherwise would have been payable with respect to only (A) not more than two Suspensions in any consecutive 12-month period and (B) of any such one or two Suspensions noted in (A), to Suspensions totaling not more than an aggregate of 45 days in any consecutive 12-month period. For the avoidance of doubt, it is agreed that in the event the aggregate Suspension days exceeds such 45 day limit, the penalty shall only be payable for the days in excess of the 45 day limit.
     5.4. Indemnification. For the purpose of this Section 5.4, the term “Registration Statement” shall include any preliminary or final prospectus, exhibit, supplement or amendment included in or relating to the Registration Statement referred to in Section 5.1 and the term “Rules and Regulations” means the rules and regulations promulgated under the Securities Act.
          (a) Indemnification by the Company. The Company agrees to indemnify, defend and hold harmless the Investor, its officers, directors, agents, investment advisors, partners, members, managers, stockholders, trustees and employees, and each person, if any, who controls the Investor (or any of such other persons) within the meaning of the Securities Act, against any losses, claims, damages, liabilities, costs or expenses to which the Investor or other person may become subject (including, without limitation, reasonable legal and other costs and expenses of preparing, investigating, defending, settling, compromising or paying such losses, claims, damages, liabilities, costs or expenses) (collectively, “Losses”), as incurred, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation insofar as such losses arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, including the Prospectus, financial statements and schedules, and all other documents filed as a part thereof, as amended at the time of effectiveness of the Registration Statement, including any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A, or pursuant to Rule 434 of the Rules and Regulations, or the Prospectus, in the form first filed with the SEC pursuant to Rule 424(b) of the Regulations, or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) filing is required (the “Prospectus”), or any amendment or supplement thereto, (ii) the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in any of them, in light of the circumstances under which they were made, not misleading, (iii) any inaccuracy in the representations and warranties of the Company contained in this Agreement, or any failure of the Company to perform its obligations under this Agreement, or (iv) any violation or alleged violation by the Company of the Securities Act, the Securities Exchange Act of 1934, as amended, state (“blue sky”) securities laws or any rule or regulation promulgated thereunder; provided, however, that the Company will not be liable in any such case to the extent that any such Loss arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Prospectus or any amendment or supplement of the Registration Statement or Prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Investor expressly for use in the Registration Statement or the Prospectus, or to the extent that such information relates to such Investor or such Investor’s proposed method of distribution, or (ii) the failure of the Investor to comply with the covenants and agreements contained in Sections 3.5 or 5.3 of this Agreement respecting resale of Registrable Securities, or (iii) the inaccuracy of any representations made by the Investor in this Agreement or (iv) any untrue statement or omission of a material fact in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Investor before the pertinent sale or sales by the Investor.

          (b) Indemnification by the Investor. The Investor will indemnify, defend and hold harmless the Company, each of its directors, each of its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act, against any Losses to which the Company, each of its directors, each of its officers who sign the Registration Statement or such controlling person may become subject, as incurred, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation insofar as such Losses arise out of or are based upon (i) any failure on the part of the Investor to comply with the covenants and agreements contained in Sections 3.5 or 5.3 of this Agreement respecting the sale of the Registrable Securities or (ii) the inaccuracy of any representation or warranty made by the Investor in this Agreement or (iii) any untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement to the Registration Statement or Prospectus, or the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or omission was made in the Registration Statement, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Investor expressly for use therein; provided, however, that the Investor shall not be liable for any such untrue statement or omission of which the Investor has delivered to the Company in writing a correction at least two business days before the occurrence of the transaction from which such loss was incurred. Notwithstanding the provisions of this Section 5.4, the Investor shall not be liable for any indemnification obligation under this Agreement in excess of the amount of net proceeds received by the Investor from the sale of the Registrable Securities.
     5.5. Indemnification Procedure.
          (a) Promptly after receipt by an indemnified party under this Section 5.5 of notice of the threat or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 5.5, promptly notify the indemnifying party in writing of the claim; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise under the obligations to indemnify contained in Section 5.4 to the extent it is not materially prejudiced as a result of such failure.
          (b) In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there is a conflict between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election to assume the defense of such action, the indemnifying party will not be liable to such indemnified party under this Section 5.5 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless:
(i)	the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence in Section 5.5(b) above (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel in each jurisdiction where counsel is reasonably necessary, approved by such indemnifying party (such approval not to be unreasonably withheld) representing all of the indemnified parties who are parties to such action), or

(ii)	the indemnifying party shall not have counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of action, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party.
          (c) Settlement. The indemnifying party shall not be liable for any settlement of any action, claim, suit, investigation, inquiry or proceeding (including, without limitation, any shareholder or derivative action or arbitration proceeding, whether commenced or threatened (collectively, a “Proceeding”) effected without its written consent, which consent shall not be unreasonably withheld. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending Proceeding in respect of which any indemnified party is a party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding.
          (d) Contribution. If a claim for indemnification under this Section 5.5 is unavailable to an indemnified party (by reason of public policy or otherwise), then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to in this Agreement, in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the actions, statements or omissions that resulted in such losses, claims, damages, liabilities or expenses as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any losses, claims, damages, liabilities or expenses shall be deemed to include, subject to the limitations set forth in this Section 5.5, any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

          (e) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5.5 were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5.5, no Investor shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds from the sale of Registrable Securities by the Investor exceeds the amount of any damages that the Investor has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No party to this Agreement guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any other party to this Agreement who was not guilty of such fraudulent misrepresentation.
     5.6. Termination of Conditions and Obligations. The restrictions imposed by Article 3 or Article 5 upon the transferability of the Registrable Securities shall cease and terminate as to any particular number of the Registrable Securities upon the termination of the Registration Period with respect to such Registrable Securities.
     5.7. Rule 144. At all times during which there are Registrable Securities outstanding which have not been previously (a) sold to or through a broker or dealer or underwriter in a public distribution, or (b) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(l) thereof, in the case of either clause (a) or clause (b) in such a manner that, upon the consummation of such sale, all transfer restrictions and restrictive legends with respect to such shares are removed upon the consummation of such sale, the Company shall use commercially reasonable best efforts to:
          (a) comply with the requirements of Rule 144(c) under the Securities Act with respect to current public information about the Company;
          (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time it is subject to such reporting requirements); and
          (c) furnish to any holder of Registrable Securities promptly after receipt of a written request therefor (i) a written statement by the Company as to its compliance with the requirements of said Rule 144(c), and the reporting requirements of the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents of the Company as such holder may reasonably request to avail itself of any similar rule or regulation of the SEC allowing it to sell any such securities without registration.
     5.8. Registration of Other Securities. Notwithstanding anything contained herein to the contrary and for the avoidance of doubt, the parties hereto acknowledge that (a) the Company has granted registration rights to Other Investors with respect to Registrable Securities, and (b) any Registration Statement prepared, filed and made effective under this Article 5 may also cover the resale of such other securities.

6. MISCELLANEOUS.
     6.1. Notices. Except as specifically permitted by Section 5.1(g), all notices, requests, consents and other communications hereunder shall be in writing, shall be mailed (b) if within the United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (b) if delivered from outside the United States, by International Federal Express or facsimile, and shall be deemed given (i) if delivered by first-class registered or certified mail domestic, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express, two business days after so mailed, and (iv) if delivered by facsimile, upon electric confirmation of receipt if sent during the normal business hours of the recipient and, if not, on the next business day, and shall be delivered as addressed as follows:
if to the Company, to:
Medwave, Inc.
435 Newbury Street, Suite 206
Danvers, MA 01923
with a copy to:
Goodwin | Procter LLP
53 State Street
Boston, MA 02109
Attn: Stephen T. Adams
Tel: (617) 570-1121
Fax: (617) 523-1231
if to the Investor, at its address on the signature page hereto, or at such other address or addresses as may have been furnished to the Company in writing.
     6.2. Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor.
     6.3. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.
     6.4. Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.
     6.5. Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Investor herein shall survive the execution of this Agreement, the delivery to the Investor of the Securities being purchased and the payment therefor unless otherwise stated herein.

     6.6. Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the Commonwealth of Massachusetts, without giving effect to the principles of conflicts of law.
     6.7. Entire Agreement. This Agreement and the documents referenced herein constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings among the parties.
     6.8. Finders Fees. Neither the Company nor the Investor nor any affiliate thereof has incurred any obligation which will result in the obligation of the other party to pay any finder’s fee or commission in connection with this transaction, except for fees payable by the Company to the Placement Agent.
     6.9. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other party. Facsimile signatures shall be deemed originals for all purposes hereunder.
     6.10. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, heirs, executors and administrators and permitted assigns of the parties hereto. With respect to transfers that are not made pursuant to the Registration Statement (or Rule 144 but are otherwise made in accordance with all applicable laws and the terms of this Agreement), the rights and obligations of the Investor under this Agreement shall be automatically assigned by the Investor to any transferee of all or any portion of the Investor’s Securities who is a Permitted Transferee (as defined below); provided, however, that within two business days prior to the transfer, (i) the Company is provided written notice of the transfer including the name and address of the transferee and the number of Securities as applicable to be transferred; and (ii) that such transferee agrees in writing to be bound by the terms of this Agreement as if such transferee were the Investor. (For purposes of this Agreement, a “Permitted Transferee” shall mean any Person who (a) is an “accredited investor,” as that term is defined in Rule 501(a) of Regulation D under the Securities Act, (b) receives the Securities in a transaction which is in compliance with the Federal and applicable state securities law. Upon any transfer permitted by this Section 6.10, the Company shall be obligated to such transferee to perform all of its covenants under this Agreement as if such transferee was the Investor.
     6.11. Expenses. The Company and the Investor shall bear its or his own expenses in connection with the preparation and negotiation of the Agreement.
     6.12. Third Party Rights. Except as explicitly set forth in this Agreement, nothing in this Agreement shall create or be deemed to create any rights in any person or entity not a party to this Agreement. Notwithstanding the foregoing, the Placement Agent shall be deemed to be third-party beneficiary of the representations, warranties and covenants made by the Company and the Investor herein.

     6.13. No Waiver. It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.
     6.14. Further Assurances. The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.
     6.15. Independent Nature of Investors’ Obligations and Rights. The obligations of each of the Investor and the Other Investors that are participating in the Offering are several and not joint. The decision of each of the Investor and the Other Investors to purchase Securities pursuant to this Agreement have been made by such Investor independently of any Other Investor. Nothing contained herein and no action taken by Investor shall be deemed to constitute the Investor and the Other Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investor and the Other Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. Investor acknowledges that no Other Investor has acted as agent for such Investor in connection with making its investment hereunder and that no Other Investor will be acting as agent of such Investor in connection with monitoring its investment in the Securities or enforcing its rights under this Agreement. Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement and it shall not be necessary for any Other Investor to be joined as an additional party in any proceeding for such purpose. The Company acknowledges that each of the Investor and the Other Investors have been provided with the agreement for the purpose of closing a transaction with multiple investors and not because it was required or requested to do so by the Investor or the Other Investors.
[SIGNATURE PAGES FOLLOW]
COMPANY SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

     IN WITNESS WHEREOF, the parties have caused this Securities Purchase Agreement to be duly executed as of the date first written above.

MEDWAVE, INC.

By:

Name:
Title:

Amount of Subscription
Accepted $

INVESTOR SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

[INVESTOR NAME]

(print full legal name of Investor)

By:

(signature of authorized representative)

Name:

Its:

Address:

Telephone:

Email:

Tax I.D. or SSN:

Address where Shares should be sent (if different from above):

NUMBER OF SHARES AND WARRANTS SUBSCRIBED FOR:

SHARES:

WARRANTS:

AGGREGATE PURCHASE PRICE:

INVESTOR SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT (CONT.)
If Investor is a Registered Representative with an NASD member firm, have the following acknowledgment signed by the appropriate party:
The undersigned NASD member firm acknowledges receipt of the notice required by Rule 3040 of the NASD Conduct Rules.

Name of NASD Member

By:
Name:
Title:

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